EXHIBIT 10.13
-------------
(Arvida)



September 29, 1997



VIA FACSIMILE (561) 479-1227          VIA FACSIMILE (561) 479-1227


Arvida/Lakes Plaza, L.P.              Arvida Company
c/o Arvida Company                    Attention:  General Counsel
Attention:  James Motta               7900 Glades Road
7900 Glades Road, Suite 200           Suite 200
Boca Raton, Florida  33434            Boca Raton, Florida  33434



VIA FACSIMILE (954) 523-1722


Gunster, Yoakley, Valdes-Fauli & Stewart, P.A.
Attn:  Daniel M. Mackley, Esq.
500 East Broward Boulevard, Suite 1400
Fort Lauderdale, Florida  33394


RE: Agreement for Purchase and Sale (the "Agreement") dated August 22, 1997 by and between Country Isles Associates ("Seller") and
     Principal Mutual Life Insurance Company ("Buyer") with respect to Country Isles Plaza, Weston, Broward County, Florida ("Property")


Gentlemen:

Pursuant to the above referenced Agreement and that letter agreement dated September 22, 1997, the Inspection Period, as defined in the Agreement, expires on September 29, 1997.

With this letter agreement, Buyer and Seller hereby agree to effectively modify the Agreement as follows:

     1. The Inspection Date in Section 1 of the Agreement shall now be defined as that period of time commencing on August 22, 1997 and terminating at 5:00 p.m. (E.S.T.) on October 2, 1997.

     2. The Committee Approval Period in Section 1 of the Agreement shall now be defined as that period of time terminating at 5:00 p.m. (E.S.T.) on October 3, 1997.

     3. The Scheduled Closing Date shall now be that date which is (10) days after the Committee Approval of Buyer, which, if given, shall be October 14, 1997 (as October 13th falls on Columbus Day, a holiday where the federal reserve system is not in operation to enable the wire transfer of funds.)

It is agreed upon by Buyer and Seller that all terms, covenants, conditions, representations and warranties contained in the Agreement, which are not modified or amended by this specific letter agreement, are hereby ratified, confirmed and held to be in full force and effect.


SELLER                                BUYER
------                                -----

ARVIDA/LAKES PLAZA, L.P., a           PRINCIPAL MUTUAL LIFE INSURANCE
Delaware limited partnership          COMPANY, an Iowa corporation

By:  ARVIDA/LAKES MANAGERS, INC.      By:   _________________________
       a Delaware corporation,
       its general partner            Its:  _________________________

     By:  __________________________  By:   _________________________
          John Baric, Vice President
                                      Its:  _________________________